Execution Copy

(Multicurrency-Cross Border)

Swap Schedule

SCHEDULE
to the
Master Agreement
dated as of January 16, 2007

between

      UBS AG (“Party A”),
a banking corporation organized under the laws of Switzerland
and

WELLS FARGO BANK, N.A., not individually, but solely as trustee on behalf of the Supplemental Interest Trust for the MASTR Adjustable Rate Mortgages Trust 2007-1, Mortgage Pass Through Certificates, Series 2007-1 (“Party B”)

Part 1.

Termination Provisions

In this Agreement:

(a)

“Specified Entity” means in relation to Party A for the purpose of:-

Section 5(a)(v),

Not applicable.

Section 5(a)(vi),

Not applicable.

Section 5(a)(vii),

Not applicable.

Section 5(b)(iv),

Not applicable.

and in relation to Party B for the purpose of:

Section 5(a)(v),

Not applicable.

Section 5(a)(vi),

Not applicable.

Section 5(a)(vii),

Not applicable.

Section 5(b)(iv),

Not applicable.

(b)

“Specified Transaction” will have the meaning specified in Section 14 of this Agreement.

(c)

The “Failure to Pay or Deliver” provisions of Section 5(a)(i) of this Agreement will apply to Party A and will apply to Party B.

(d)

The “Breach of Agreement” provisions of Section 5(a)(ii) of this Agreement will apply to Party A and will not apply to Party B.

(e)

The “Credit Support Default” provisions of Section 5(a)(iii) of this Agreement will apply to Party A and will not apply to Party B except that Section 5(a)(iii)(1) of this Agreement will apply to Party B only with respect to the Transfer of any Return Amount required to be made by Party B pursuant to the Credit Support Annex.

(f)

The “Misrepresentation” provisions of Section 5(a)(iv) of this Agreement will not apply to either Party A or Party B.

(g)

The “Default under Specified Transaction” provisions of Section 5(a)(v) of this Agreement will apply to Party A and will not apply to Party B.

(h)

The “Cross Default” provisions of Section 5(a)(vi) of this Agreement, as modified below, will apply to Party A and will not apply to Party B.  Section 5(a)(vi) of this Agreement is hereby amended by the addition of the following at the end thereof:

“provided, however, that notwithstanding the foregoing, an Event of Default shall not occur under either (1) or (2) above if, as demonstrated to the reasonable satisfaction of the other party, (a) the event or condition referred to in (1) or the failure to pay referred to in (2) is a failure to pay caused by an error or omission of an administrative or operational nature; (b) funds were available to such party to enable it to make the relevant payment when due; and (c) such relevant payment is made within three Local Business Days following receipt of written notice from an interested party of such failure to pay.”

For purposes of this provision:

“Specified Indebtedness” will have the meaning specified in Section 14 of this Agreement.

“Threshold Amount” means with respect to Party A, an amount equal to three percent (3%) of the shareholders’ equity (howsoever described) of Party A as shown on the most recent annual audited financial statements of Party A.

(i)

The “Credit Event Upon Merger” provisions of Section 5(b)(iv) of this Agreement will not apply to either Party A or Party B.

(j)

The “Automatic Early Termination” provisions of Section 6(a) of this Agreement will not apply to Party A and will not apply to Party B; provided that, if the Event of Default specified in Section 5(a)(vii) (except for Section 5(a)(vii)(2)) is governed by a system of law that does not permit termination to take place after the occurrence of the relevant Event of Default with respect to a party, then the Automatic Early Termination provision of Section 6(a) will apply to such party.

(k)

The “Bankruptcy” provisions of Section 5(a)(vii) of this Agreement will apply to both Party A and Party B; provided, however, that with respect to Party B the following modifications shall apply: (i) clause (2) shall not apply; (ii) clause (4) shall exclude proceedings or petitions instituted or presented by Party A or any of Party A’s Affiliates; (iii) the words “seeks or” shall be deleted from clause (6); (iv) clauses (7) and (9) shall not apply; and (v) clause (8) shall apply only to the extent that any of the events specified in clauses (1) through (7) are applicable.

(l)

Payments on Early Termination.  For the purpose of Section 6(e) of this Agreement:

(i)

Market Quotation will apply.

(ii)

The Second Method will apply.

(m)

Calculations.  Notwithstanding Section 6 of this Agreement, so long as Party A is (A) the Affected Party in respect of an Additional Termination Event, Illegality, Tax Event or a Tax Event Upon Merger or (B) the Defaulting Party in respect of any Event of Default, paragraphs (i) to (vi) below shall apply:

(i)

The definition of “Market Quotation” shall be deleted in its entirety and replaced with the following:

““Market Quotation” means, with respect to one or more Terminated Transactions, a Firm Offer which is (1) made by a Reference Market-maker that is an Eligible Replacement, (2) for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Reference Market-maker to enter into a transaction (the “Replacement Transaction”) that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transactions or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that Date, (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included and (4) made in respect of a Replacement Transaction with terms substantially the same as those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions).”

(ii)

The definition of “Settlement Amount” shall be deleted in its entirety and replaced with the following:

““Settlement Amount” means, with respect to any Early Termination Date, an amount (as determined by Party B) equal to the Termination Currency Equivalent of the amount (whether positive or negative) of any Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions that is accepted by Party B so as to become legally binding, provided that:

(1)

If no Automatic Early Termination has occurred and, on the Early Termination Date, (x) no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by Party B so as to become legally binding and (y) one or more Market Quotations have been made and remain capable of becoming legally binding upon acceptance, the Settlement Amount shall equal the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations; and

(2)

If no Automatic Early Termination has occurred and,  on the Early Termination Date, (x) no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding and (y) no Market Quotations have been made and remain capable of becoming legally binding upon acceptance, the Settlement Amount shall equal Party B’s Loss (whether positive or negative and without reference to any Unpaid Amounts) for the relevant Terminated Transaction or group of Terminated Transactions.

(3)

If an Automatic Early Termination has occurred and, on the Early Termination Date, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding, the Settlement Amount shall equal Party B’s Loss (whether positive or negative and without reference to any Unpaid Amounts) for the relevant Terminated Transaction or group of Terminated Transactions.

(iii)

For the purpose of paragraph (4) of the definition of Market Quotation, Party B shall determine in its sole discretion, acting in a commercially reasonable manner, whether a Firm Offer is made in respect of a Replacement Transaction with commercial terms substantially the same as those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions).

(iv)

At any time on or before the Early Termination Date at which two or more Market Quotations remain capable of becoming legally binding upon acceptance, Party B shall be entitled to accept only the lowest of such Market Quotations.

(v)

If Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so before the Early Termination Date.

(vi)

If the Settlement Amount is a negative number, Section 6(e)(i)(3) of this Agreement shall be deleted in its entirety and replaced with the following:

““Second Method and Market Quotation. If Second Method and Market Quotation apply, (1) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (2) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (3) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B, provided that, (i) the amounts payable under (2) and (3) shall be subject to netting in accordance with Section 2(c) of this Agreement and (ii) notwithstanding any other provision of this Agreement, any amount payable by Party A under (3) shall not be netted-off against any amount payable by Party B under (1).”

(n)

“Termination Currency” means United States Dollars (“USD”).

(o)

Additional Termination Event will apply to Party A and Party B as set forth below:

(i)

Each of the following events shall be an Additional Termination Event for which Party B shall be the sole Affected Party and all Transactions shall be Affected Transactions:

(A) The trust created pursuant to the Pooling and Servicing Agreement (as defined below) is unable to pay, or fails or admits in writing its inability, to pay, on any Distribution Date, any Uncertificated Interest with respect to the Class Group I Certificates, to the extent required pursuant to the terms of the Pooling and Servicing Agreement to be paid to the Group I Certificates on such Distribution Date;

(B)  The Pooling and Servicing Agreement dated as of December 1, 2006 among Mortgage Asset Securitization Transactions, Inc., as depositor, UBS Real Estate Securities, as Transferor, Wells Fargo Bank, N.A., as master servicer, trust administrator, and custodian and U.S. Bank, National Association, as trustee (the “Pooling and Servicing Agreement”) is amended or modified without the prior written consent of Party A where such consent is required under the Pooling and Servicing Agreement (such consent not to be unreasonably withheld, conditioned or delayed), if such amendment or modification adversely affects, in any material respect, the interests of Party A; and

(C)  An Additional Termination Event shall occur upon the notice to Certificateholders of an Optional Termination with respect to Loan Group I becoming unrescindable in accordance with Article 11 of the Pooling and Servicing Agreement (such notice, the “Optional Termination Notice”).

With respect to such Additional Termination Event:

(i) Party B shall be the sole Affected Party and the swap transaction with Reference Number 37541849 (the “Swap Transaction”) shall be the sole Affected Transaction;

(ii) notwithstanding anything to the contrary in Section 6(b)(iv) of the Agreement or

Section 6(c)(i) of the Agreement, the final Distribution Date specified in the Optional Termination Notice is hereby designated as the Early Termination Date for this Additional Termination Event in respect of the Swap Transaction;

(iii) Section 2(a)(iii)(2) of the Agreement shall not be applicable to the Swap

Transaction in connection with the Early Termination Date resulting from this Additional Termination Event; notwithstanding anything to the contrary in Section 6(c)(ii) of the Agreement, payments and deliveries under Section 2(a)(i) of the Agreement or Section 2(e) of the Agreement in respect of the Terminated Transactions resulting from this Additional Termination Event will be required to be made through and including the Early Termination Date designated as a result of this Additional Termination Event; provided, for the avoidance of doubt, that any such payments or deliveries that are made on or prior to such Early Termination Date will not be treated as Unpaid Amounts in determining the amount payable in respect of such Early Termination Date;

(iv) notwithstanding anything to the contrary in Section 6(d)(i) of the Agreement,

(A) if, no later than 4:00 pm New York City time on the day that is four Business Days prior to the final Distribution Date specified in the Optional Termination Notice, the Trust Administrator requests the amount of the Estimated Swap Termination Payment, Party A shall provide to the Terminator and the Trust Administrator in writing (which may be done in electronic format) the amount of the Estimated Swap Termination Payment no later than 2:00 pm New York City time on the following Business Day and (B) if the Trust Administrator provides written notice to Party A no later than two Business Days prior to the final Distribution Date specified in the Optional Termination Notice that all requirements of the Optional Termination have been met, then Party A shall, no later than one Business Day prior to the final Distribution Date specified in the Optional Termination Notice, make the calculations contemplated by Section 6(e) of the Agreement (as amended herein) and provide to the Trust Administrator in writing (which may be done in electronic format) the amount payable by either Party B or Party A in respect of the related Early Termination Date in connection with this Additional Termination Event; provided, however, that the amount payable by Party B, if any, in respect of the related Early Termination Date shall be the lesser of (x) the amount calculated to be due from Party B pursuant to Section 6(e) of the Agreement and (y) the Estimated Swap Termination Payment; and

(v) notwithstanding anything to the contrary in Section 6(d)(ii) of the Agreement, any amount due from Party B to Party A in respect of this Additional Termination Event will be payable on the final Distribution Date specified in the Optional Termination Notice and any amount due from Party A to Party B in respect of this Additional Termination Event will be payable one Business Day prior to the final Distribution Date specified in the Optional Termination Notice.

“Estimated Swap Termination Payment” shall mean, with respect to an Early Termination Date, an amount determined by Party A in good faith in a commercially reasonable manner as the maximum payment that could be owed by Party B with respect to such early termination pursuant to Section 6(e) of the Agreement taking into account then current market conditions.

The Trust Administrator shall be an express third party beneficiary of this Agreement as if a party hereto to the extent of the Trust Administrator’s rights specified in Part 1(m)(i)(3) hereof.

(ii)

Each of the following events shall be an Additional Termination Event for which Party A shall be the sole Affected Party and all Transactions shall be Affected Transactions:

(A)

(x) Within 30 Local Business Days after the date on which the Moody's First Trigger Event applies, or (y) within 30 calendar days after the date on which the S&P First Trigger Event applies, Party A fails to comply with or perform any obligation to be complied with or performed under the CSA (including any obligation to Transfer Eligible Collateral thereunder).

(B)

On any Local Business Day that is (1) at least 30 Local Business Days after the occurrence of (x) a Moody’s Second Trigger Event (which is continuing) or that is (2) at least 10 Local Business Days after the occurrence of (y) an S&P Second Trigger Event  (which is continuing),  and in the case of both (x) and (y), a Firm Offer that remains capable of being accepted is either (i) made by an Eligible Replacement that satisfies the Moody’s Ratings Requirement (Second Trigger) and S&P Ratings Requirement (First Trigger) to accept transfer of Party A’s obligations hereunder or (ii) made by a guarantor that satisfies the Moody’s Ratings Requirement (Second Trigger) and S&P Ratings Requirement (First Trigger) to provide an Eligible Guarantee in respect of Party A’s present and future payment and delivery obligations under this Agreement and the CSA and such a Firm Offer is not accepted by Party A within one (1) Local Business Day of being made.  During any period prior to the acceptance of such offer, Party A will continue to comply with its obligations under the CSA.

(C)

If, upon the occurrence of a Swap Disclosure Event (as defined below in Part 5(aa) of this Schedule) Party A has not, within the lesser of 15 calendar days and 10 Local Business Days (after giving effect to any grace period applicable to the relevant filing) after such Swap Disclosure Event, complied with any of the provisions set forth in Part 5(aa) below.

For the purposes hereof:

“Eligible Guarantee” means an unconditional and irrevocable guarantee that is provided by a guarantor as principal debtor rather than surety and is directly enforceable by Party B, where  (A) either (x)  a law firm has given a legal opinion confirming that none of the guarantor’s payments to Party B under such guarantee will be subject to withholding for Tax or (y) such guarantee provides that, in the event that any of such guarantor’s payments to Party B are subject to withholding for Tax, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any withholding tax) will equal the full amount Party B would have received had no such withholding been required and (B) the Rating Agency Condition with respect to S&P is satisfied.

“Eligible Replacement” means an entity satisfying (or whose present and future payment and delivery obligations owing to Party B are guaranteed pursuant to an Eligible Guarantee provided by a guarantor satisfying) the Moody’s Ratings Requirement (Second Trigger) and S&P Ratings Requirement (First Trigger).  Where the Eligible Replacement will enter into documentation substantively similar to this Agreement, Party A must provide written notice to each Swap Rating Agency of such transfer and such transfer must be in connection with the assignment and assumption of this Agreement without modification of its terms, other than party names, dates relevant to the effective date of such transfer, tax representations and any other representations regarding the status of the substitute counterparty.  In all other cases, the Rating Agency Condition must be satisfied with respect to S&P.

“Firm Offer” means an offer which, when made, was capable of becoming legally binding upon acceptance by the offeree.

“Long Term Rating” means the long-term unsecured and unsubordinated debt or counterparty rating assigned to a party by a Swap Rating Agency.

“Moody’s” shall mean Moody’s Investors Service, Inc., or any successor thereto.

“Moody’s First Trigger Event” means no Relevant Entity satisfies the Moody’s Ratings Requirement (First Trigger).

“Moody’s Ratings Requirement (First Trigger)” means, with respect to a party: (x) such party’s Short Term Rating from Moody’s is at least “P-1” and its Long Term Rating from Moody’s is at least “A2”; or (y) if such party does not have a Short Term Rating from Moody’s, its Long Term Rating from  Moody’s is at least “A1.

“Moody’s Ratings Requirement (Second Trigger)” means, (x) with respect to a Relevant Entity, its Short Term Rating from Moody’s is at least “P-2” and its Long Term Rating from Moody’s is at least “A3” or (y)  if such Relevant Entity does not have a Short Term Rating, its Long Term Rating from Moody’s is at least “A3”.

“Moody’s Second Trigger Event” means no Relevant Entity satisfies the Moody’s Ratings Requirement (Second Trigger).

“Relevant Entity” means Party A and any guarantor under an Eligible Guarantee in respect of all of Party A’s present and future obligations hereunder.

“S&P” means Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

“S&P First Trigger Event” means no Relevant Entity satisfies the S&P Ratings Requirement (First Trigger).

“S&P Ratings Requirement (First Trigger)” means: (x) the Relevant Entity’s Short Term Rating from S&P is at least “A-1” or (y) if such Relevant Entity does not have a Short Term Rating from S&P, its Long Term Rating from S&P is at least “A+”.

“S&P Ratings Requirement (Second Trigger)” means the Relevant Entity’s Long Term Rating is at least “BBB-”.

“S&P Second Trigger Event” means that no Relevant Entity’s Long Term Rating satisfies the S&P Ratings Requirement (Second Trigger).

“Second Trigger Collateralization Level” applies at any time a Moody’s Second Trigger Event has occurred and has been continuing for thirty (30) or more Local Business Days.  For the avoidance of doubt, the Second Trigger Collateralization Level shall cease to apply at any time a Relevant Entity satisfies the Moody’s Ratings Requirement (Second Trigger).

“Short Term Rating” means the short-term unsecured and unsubordinated debt rating assigned to a party by a Swap Rating Agency.

“Swap Rating Agency” means each of S&P and Moody’s, to the extent that each such rating agency is then providing a rating for any of the MASTR Adjustable Rate Mortgages Trust 2007-1, Mortgage Pass Through Certificates, Series 2007-1 (the “Certificates”) or any notes backed by the Certificates (the “Notes”).

(p)

Second Trigger Event Additional Obligations.  For so long as Party A does not satisfy the Moody’s Ratings Requirement (Second Trigger) or the S&P Ratings Requirement (Second Trigger), Party A shall use commercially reasonable efforts to obtain a Firm Offer to, as soon as is reasonably practicable, either (1) transfer its obligations under this Agreement to an Eligible Replacement that satisfies the Moody’s Ratings Requirement (Second Trigger) and the S&P Ratings Requirement (First Trigger) or (2), to the extent consistent with its then-current internal policies and practices, guaranty its present and future payment and delivery obligations under this Agreement and the CSA through an Eligible Guarantee from a guarantor that satisfies the Moody’s Ratings Requirement (Second Trigger) and the S&P Ratings Requirement (First Trigger).

Part 2.

Tax Representations

(a)

Payer Tax Representations.  For the purpose of Section 3(e) of this Agreement, Party A and Party B will each make the following representation:  None.

 (b)

Payee Representations.

(i)

For the purpose of Section 3(f) of this Agreement, Party A makes the following representations to Party B:  None.

(ii)

For the purpose of Section 3(f) of this Agreement, Party B makes the following representations to Party A:  None

Part 3.

Agreement to Deliver Documents.

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

(a)

Tax forms, documents or certificates to be delivered are:

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered
Party A

 An original properly completed and executed United States Internal Revenue Service Form W-8BEN (or any successor thereto), as appropriate,  with respect to any payments received or to be received by Party A that eliminates U.S. federal withholding and backup withholding Tax on payments to Party A under this Agreement.

(i) Upon execution and delivery of this Agreement, with such form to be updated at the beginning of each succeeding three calendar year period beginning after execution of this Agreement, or as otherwise required under then applicable U.S. Treasury Regulations; (ii) promptly upon reasonable demand by Party B; and (iii) promptly upon learning that any information on any previously delivered form (or any successor thereto) has become obsolete or incorrect.

Party B

  (i) Upon execution of this Agreement, an original properly completed and executed United States Internal Revenue Service Form W-9 (or any successor thereto) with respect to any payments received or to be received by the initial beneficial owner of payments to Party B under this Agreement, and (ii) thereafter, the appropriate tax certification form (i.e., IRS Form W-9 or IRS Form W-8BEN, W-8IMY, W-8EXP or W-8ECI, as applicable (or any successor thereto) with respect to any payments received or to be received by the beneficial owner of payments to Party B under this Agreement from time to time.

(i) Prior to the First Floating Rate Payer Payment Date, (ii) promptly upon reasonable demand by Party A, (iii) promptly upon learning that any such form previously provided by Party B has become obsolete or incorrect and (iv) in the case of a tax certification form other than a Form W-9, before December 31 of each third succeeding calendar year.

(b)

Other documents to be delivered are:-

Party required to deliver document	Form/Document/ Certificate	Date by which to be Delivered	Covered by Section 3(d)
Party A	Evidence of authority of signatories to this Agreement	Upon execution of this Agreement	Yes
Party B

Certified copy of the Board of Directors resolution (or equivalent authorizing documentation) which sets forth the authority of each signatory to the Agreement signing on its behalf and the authority of such party to enter into Transactions contemplated and performance of its obligations hereunder

		Upon execution of this Agreement	Yes
Party A	Any publicly available annual audited financial statements prepared in accordance with generally accepted accounting principles in the country in which Party A is organized

As such statements are made publicly available on Party A’s website (http://www.ubs.com/1/e/investors/annualreporting.html) or on the U.S. Securities Exchange Commission EDGAR information retrieval system

Yes
Party A	Any publicly available interim unaudited financial statements prepared in accordance with generally accepted accounting principles in the country in which Party A is organized

As such statements are made publicly available on Party A’s website (http://www.ubs.com/1/e/investors/quarterly_reporting.html or on the U.S. Securities Exchange Commission EDGAR information retrieval system

Yes
Party B	A duly executed copy of the Pooling and Servicing Agreement (“PSA”)	Promptly upon being finalized	No
Party B

(1) Monthly statements to certificateholders pursuant to Section 4.04 of the PSA and (2) Notice of any amendment to the PSA pursuant to Section 12.01 that would adversely affect in any material respect the interests of Party A.

		(1) Available monthly via Party B’s website at: www.ctslink.com (2) At the time specified for such notice to parties in the applicable Section of the PSA	No
Party A and Party B	Legal opinions reasonably satisfactory in form and substance to each party	Promptly following execution of this Agreement	No

Part 4.
Miscellaneous.

(a)

Addresses for Notices.  For the purpose of Section 12(a):-

Address for notices or communications to Party A (for all purposes):-

Address:

UBS AG, Stamford Branch

677 Washington Boulevard

Stamford, CT  06901

Attention:

Legal Affairs

Facsimile No.:

(203) 719-0680

Address for notices or communications to Party B (for all purposes):

Address:

9062 Old Annapolis Road

Columbia, Maryland 21045-1951

Attention:

Client Manager – MARM 2007-1

Tel No.:

410-884-2000

Facsimile No.:  410-715-2380

(b)

Process Agent.  For the purpose of Section 13(c):-

Party A appoints as its Process Agent, Not Applicable

Party B appoints as its Process Agent, Not applicable.

(c)

Offices.  The provisions of Section 10(a) will apply to this Agreement.

(d)

Multibranch Party.  For the purpose of Section 10(c) of this Agreement:-

Party A is a Multibranch Party and may act through its branches in any of the following territories or countries:  Australia, England and Wales, Hong Kong, Singapore, Switzerland and United States of America.

Party B is not a Multibranch Party.

(e)

Calculation Agent.  The Calculation Agent is Party A, unless otherwise specified in a Confirmation in relation to the relevant Transaction; provided, however, that if Party A is the Defaulting Party, Party B shall select a Reference Market Maker to act as Calculation Agent, the cost of which shall be borne by Party A.  All calculations by the Calculation Agent shall be made in good faith and through the exercise of its commercially reasonable judgment.

(f)

Credit Support Document.  Details of any Credit Support Document:-

(i)

The ISDA Credit Support Annex entered into between Party A and Party B and dated as of the date hereof (the “CSA”) shall be a Credit Support Document with respect to Party A and Party B.

(ii)

Any Eligible Guarantee provided by a guarantor in support of Party A’s obligations hereunder shall be a Credit Support Document with respect to Party A.

 (g)

Credit Support Provider.

In relation to Party A: Any guarantor providing an Eligible Guarantee in support of Party A’s obligations hereunder.

In relation to Party B: Not applicable.

(h)

Governing Law.  This Agreement will be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine (other than NY General Obligations law Sections 5-1401 and 5-1402).

(i)

Jurisdiction.  Section 13(b) of this Agreement is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word “non-” and (ii) deleting the final paragraph thereof.

(j)

Netting of Payments.  Subparagraph (ii) of Section 2(c) of this Agreement will apply to the Transactions under this Agreement.

(k)

“Affiliate” will have the meaning specified in Section 14 of this Agreement; provided that with respect to Party B, Party B shall be deemed to not have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

Part 5.

Other Provisions.

(a)

WAIVER OF TRIAL BY JURY. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL PROCEEDING IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION THEREUNDER, AND ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO THE OTHER PARTY’S ENTERING INTO THIS AGREEMENT AND EACH TRANSACTION HEREUNDER.

(b)

Definitions.  This Agreement, each Confirmation, and each Transaction are subject to the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. as amended, supplemented, updated, restated, and superseded from time to time (collectively the “Definitions”), and will be governed in all respects by the Definitions.  The Definitions, as so modified are incorporated by reference in, and made part of, this Agreement and each Confirmation as if set forth in full in this Agreement and such Confirmations.  Subject to Section 1(b) of this Agreement, in the event of any inconsistency between the provisions of this Agreement and the Definitions, this Agreement will prevail.  Also, subject to Section 1(b) of this Agreement, in the event of any inconsistency between the provisions of any Confirmation and this Agreement, or the Definitions, such Confirmation will prevail for the purpose of the relevant Transaction.    The provisions of the Definitions are hereby incorporated by reference in and shall be deemed a part of this Agreement, except that (i) references in the Definitions to a “Swap Transaction” shall be deemed references to a “Transaction” for purposes of this Agreement, and (ii) references to a “Transaction” in this Agreement shall be deemed references to a “Swap Transaction” for purposes of the Definitions. Each term capitalized but not defined in this Agreement or the Definitions shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

(c)

Notices.  For the purposes of subsections (iii) and (v) of Section 12(a), the date of receipt shall be presumed to be the date sent if sent on a Local Business Day or, if not sent on a Local Business Day, the date of receipt shall be presumed to be the first Local Business Day following the date sent.

(d)

Reserved.

(e)

No Setoff.   Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements.  The provisions for Set-off set forth in Section 6(e) of the Agreement shall not apply; provided, however, that upon the designation of any Early Termination Date, in addition to, and not in limitation of any other right or remedy under applicable law, Party A may, by notice to Party B, require Party B to set off any sum or obligation that Party A owed to Party B against any collateral currently held by Party B that Party A has posted to Party B, and Party B shall effect such set-off promptly, if and to the extent permitted to do so under applicable law.

(f)

Non-Petition.  Party A hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against, Party B, the Supplemental Interest Trust Trustee, or the trust created pursuant to the Pooling and Servicing Agreement, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, the Cayman Islands or any other jurisdiction for the non-payment of any amount due hereunder or any other reason until the payment in full of the Notes and the expiration of a period of one year plus one day (or, if longer, the applicable preference period) following such payment.  Pursuant to Section 9(c) of this Agreement, the provisions of this Part 5(f) will survive the termination of this Agreement so long as any amounts due hereunder remain outstanding.

(g)

Severability.  If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties; provided, however, that this severability provision will not be applicable if any provision of Section 2, 5, 6 or 13 of this Agreement (or any definition or provision in Section 14 of this Agreement to the extent it relates to, or is used in or in connection with, such section) is held to be invalid or unenforceable, provided, further, that the parties agree to first use reasonable efforts to amend the affected provisions of Section 2, 5, 6 or 13 of this Agreement (or any definition or provision in Section 14 of this Agreement to the extent it relates to, or is used in or in connection with, such section) so as to preserve the original intention of the parties. It shall in particular be understood that this severability clause shall not affect the single agreement concept of Section 1(c) of this Agreement.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(h)

Recording of Conversations.  Each Party: (i) consents to the recording of all telephone conversations between trading, operations and marketing personnel of the parties and their Affiliates in connection with this Agreement or any potential Transaction; (ii) agrees to give notice to such personnel that their calls will be recorded; and (iii) agrees that in any Proceedings, it will not object to the introduction of such recordings in evidence on grounds that consent was not properly given.

(i)

Amendment; Consent. Section 9(b) of the Agreement is amended by adding the following at the end of such Section:

“No amendment, modification or waiver in respect of this Agreement will be effective unless the Rating Agency Condition is satisfied.”

For the purposes of this Agreement, “Rating Agency Condition” means, with respect to any particular proposed act or omission to act hereunder, and each Swap Rating Agency specified in connection with such proposed act or omission, that the party acting or failing to act must consult with each of the specified Swap Rating Agencies and receive from each Swap Rating Agency a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of any Certificates or Notes.

(j)

Third Party Beneficiary.  Party B hereby acknowledges and agrees that Party A has been made a third-party beneficiary of the provisions under the Pooling and Servicing Agreement and shall be entitled to rights and benefits (including the priority of payments) according to the terms of the Pooling and Servicing Agreement.

(k)

Limitation of Liability.  It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by Wells Fargo Bank, N.A. (“Wells Fargo”) not in its individual capacity, but solely as trustee of the Supplemental Interest Trust under the Pooling and Servicing Agreement in the exercise of the powers and authority conferred and invested in it thereunder; (i) Wells Fargo has been directed pursuant to the Pooling and Servicing Agreement to enter into this Agreement and to perform its obligations hereunder; (ii) each of the representations, undertakings and agreements herein made on behalf of Party B is made and intended not as personal representations of Wells Fargo but is made and intended for the purpose of binding only the Supplemental Interest Trust; and (iii) nothing herein shall be construed as imposing any liability on Wells Fargo, individually or personally, to perform any covenant either express or implied contained herein, all such liability, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto and under no circumstances shall Wells Fargo in its individual capacity be personally liable for any payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation,  representation, warranty or covenant made or undertaken under this Agreement.

(l)

Representations.   Section 3 of this Agreement is hereby amended by adding at the end thereof the following subsection (g):

“(g) Relationship Between Parties.

(1)

Non Reliance – Evaluation and Understanding.

 (i) It is not relying upon any communications (whether written or oral) from the other party as investment advice or as a recommendation to enter into this Agreement, any Credit Support Document to which it is a party and each Transaction hereunder (other than the representations expressly set forth in this Agreement and in such Credit Support Document), it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction; (ii) it has not received from the other party any assurance or guarantee as to the expected results of any Transaction; (iii)  it has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisors to the extent it has deemed necessary, and it has made its own independent investment, hedging, and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party and (iv) it understands and accepts the terms, conditions and risks of that Transaction.

(2)

Purpose.  It is entering into this Agreement, any Credit Support Document to which it is a party and each Transaction hereunder for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

(3)

Status of Parties.  The other party is not acting as agent, fiduciary or advisor for it in respect of any Transaction entered into hereunder.

(4) Eligible Contract Participant. It is an “eligible contract participant” as that term is defined in Section 1a(12) of the U.S. Commodity Exchange Act (7 U.S.C. 1a) as amended by the Commodities Futures Modernization Act of 2000.

(m)

Additional Representations.

(1) Party A Representation.  Party A is entering into this Agreement and each Transaction as principal (and not as agent or in any other capacity, fiduciary or otherwise).

(2) Party B Representation.  Party B is entering into this Agreement as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust pursuant to the Pooling and Servicing Agreement.

(n)

Non-Recourse Obligations of Party B. Party A acknowledges and agrees that, notwithstanding any other provision herein, the obligations of Party B under this Agreement and any confirmations hereto are limited recourse obligations of Party B, payable solely from the Supplemental Interest Trust and the proceeds thereof in accordance with the priority of payments and other terms of the Pooling and Servicing Agreement and that Party A will not have any recourse to any of the directors, officers, employees, shareholders or affiliates of Party B with respect to any claims, losses, damages, liabilities, indemnities or other obligations in connection with any transactions contemplated hereby.  In the event that the Supplemental Interest Trust and the proceeds thereof should be insufficient to satisfy all claims outstanding, any claims against or obligations of Party B under this Agreement or any confirmation hereunder still outstanding shall be extinguished and thereafter not revive. Wells Fargo Bank, National Association shall not have liability for any failure or delay in making a payment hereunder to Party A due to any failure or delay in receiving amounts in the account held by the Supplemental Interest Trust from the Trust created pursuant to the Pooling and Servicing Agreement. The provisions of this Part 5(n) shall survive the termination of this Agreement.

(o)

Change of Account. Section 2(b) of this Agreement is hereby amended by adding the following after the word “delivery” in the first line of the existing text: “to another account in the same legal and tax jurisdiction as the original account”.

(p)

 Right to Terminate Following Termination Event. Section 6(b) of this Agreement is hereby amended by inserting the following before the period at the end of the last sentence of the existing text: “; provided, however, that any election by Party A to designate an Early Termination Date arising in respect of a Change in Tax Law shall not be effective if, within 30 days following Party B’s receipt of notice from Party A of Party A’s designation of an Early Termination Date in respect of any event described in Section 5(b)(ii) of this Agreement, Party B notifies Party A that it waives its right to receive additional amounts from Party A under Section 2(d)(i)(4) of this Agreement that would not otherwise be payable but for such Change in Tax Law”.

(q)

Transfer. Section 7 of this Agreement is hereby amended to read in its entirety as follows:

Except as stated under Section 6(b)(ii) of this Agreement, in this Section 7 of this Agreement and Part 5 of the Schedule, neither Party A nor Party B is permitted to assign, novate or transfer (whether by way of security or otherwise) as a whole or in part any of its rights, obligations or interests under this Agreement without (1) the prior written consent of the other party and (2) satisfaction of the Rating Agency Condition with respect to S&P. Notwithstanding the immediately foregoing sentence, Party A may transfer this Agreement to another of Party A’s offices or branches (“Transferee”) on five Local Business Days prior written notice to Party B and the Swap Rating Agencies (so long as the Certificates are outstanding); provided that, (i) a Termination Event or Event of Default does not occur under this Agreement as a result of such transfer; (ii) and both Party A and the Transferee are at the time of transfer “dealers in notional principal contracts” within the meaning of United States Treasury Regulation Section 1.1001-4 and (iii) the Rating Agency Condition is satisfied with respect to S&P.

(r)

Confirmations. Each Confirmation supplements, forms part of, and will be read and construed as one with this Agreement.

(s)

Agent for Party B.  Party A acknowledges that Party B has appointed the Supplemental Interest Trust Trustee as its agent under the Pooling and Servicing Agreement to carry out certain functions on behalf of Party B, and that the Supplemental Interest Trust Trustee shall be entitled to give notices and to perform and satisfy the obligations of Party B hereunder on behalf of Party B.

(t)

Interpretation. References in this Agreement to the parties hereto, Party A and Party B, shall (for the avoidance of doubt) include, where appropriate, any permitted successors or assigns thereof.

(u)

Gross Up. The third line of Section 2(d)(i) of this Agreement is hereby amended by the insertion before the phrase “of any relevant governmental revenue authority” of the words “, application or official interpretation” and the insertion of the words “(either generally or with respect to a party of the Agreement)” after such phrase.

(v)

Scope of Agreement.  Upon the effectiveness of this Agreement, unless otherwise agreed to in writing by the parties to this Agreement with respect to specific Specified Transactions, all Specified Transactions then outstanding or any future Specified Transactions between Offices of the parties listed in Part 4(d) of this Schedule shall be subject to the terms hereof and each such Specified Transaction shall be a “Transaction” for purposes of this Agreement.

(w)

 Deduction or Withholding for Tax.  Notwithstanding the definition of “Indemnifiable Tax” in Section 14 of this Agreement, in relation to payments by Party A, any Tax shall be an Indemnifiable Tax and, in relation to payments by Party B, no Tax shall be an Indemnifiable Tax.

(x)

Failure to Deliver Collateral.   Notwithstanding Sections 5(a)(i) and 5(a)(iii) or anything in the CSA to the contrary, any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the CSA shall not be an Event of Default unless (A) the Second Trigger Collateralization Level applies, and (B) such failure is not remedied on or before the third (3rd) Local Business Day after notice of such failure is given to Party A.

(y)

Tax Event and Tax Event Upon Merger.

Section 5(b)(ii) will apply, provided that the words “(x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y)” shall be deleted.

Section 5(b)(iii) will apply, provided that Party A shall not be entitled to designate an Early Termination Date by reason of a Tax Event Upon Merger in respect of which it is the Affected Party.

Section 6(b)(ii) will apply, provided that the words “or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party” shall be deleted.

(z)

Swap Rating Agency Notifications.

Notwithstanding any other provision of this Agreement, this Agreement shall not be amended, no Early Termination Date shall be effectively designated by Party B, and no transfer of any rights or obligations under this Agreement shall be made (other than a transfer of all of Party A’s rights and obligations with respect to this Agreement in accordance with Part 5(q) above) unless the Swap Rating Agencies have been given prior written notice of such amendment, designation or transfer.

(aa)

Compliance with Regulation AB

(i)

Party A agrees and acknowledges that Mortgage Asset Securitization Transactions, Inc. (“Depositor”) is required under Regulation AB under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (“Regulation AB”), to disclose certain financial information regarding Party A, depending on the aggregate “Significance Percentage” of all Transactions under this Agreement, together with any other transactions that fall within the meaning of “derivative contracts” for the purposes of Item 1115 of Regulation AB between Party A and Party B, as calculated from time to time in accordance with the Calculation Methodology (as defined below).

(ii)

It shall be a swap disclosure event (“Swap Disclosure Event”) if, on any Business Day after the date hereof, Depositor notifies Party A that the Significance Percentage has reached one of the thresholds for significance of derivative contracts set forth in Item 1115 of Regulation AB (based on a reasonable determination by Depositor, in good faith and using the Calculation Methodology, of such Significance Percentage).

(iii)

Upon the occurrence of a Swap Disclosure Event, Party A, at its own expense, shall provide to Depositor the applicable Swap Financial Disclosure (as defined below).

(iv)

In the alternative to subparagraph (iii) above, upon the occurrence of a Swap Disclosure Event or at any time after complying with subparagraph (iii) above, Party A may, at its option and at its own expense,  (a) secure another entity to replace Party A as party to this Agreement on terms substantially similar to this Agreement and subject to prior notification to the Swap Rating Agencies, which entity (or a guarantor therefor) meets or exceeds the S&P Ratings Requirement (First Trigger) and Moody’s Ratings Requirement (Second Trigger) (and which satisfies the Rating Agency Condition) and which entity is able to comply with the requirements of Item 1115 of Regulation AB or (b) obtain a guaranty of the Party A’s obligations under this Agreement from an affiliate of the Party A that is able to comply with the financial information disclosure requirements of Item 1115 of Regulation AB, such that disclosure provided in respect of the affiliate will satisfy any disclosure requirements applicable to the Swap Provider, and cause such affiliate to provide Swap Financial Disclosure.  If permitted by Regulation AB, any required Swap Financial Disclosure may be provided by reference to or incorporation by reference from reports filed pursuant to the Exchange Act.

(v)

Party A agrees that, in the event that Party A provides Swap Financial Disclosure to Depositor  in accordance with paragraph (iii) above or causes its affiliate to provide Swap Financial Disclosure to Depositor in accordance with paragraph (iv)(b) above, it will indemnify and hold harmless Depositor, its respective directors or officers and any person controlling Depositor, from and against any and all losses, claims, damages and liabilities (any “Damage”) caused by any untrue statement or alleged untrue statement of a material fact contained in such Swap Financial Disclosure or caused by any omission or alleged omission to state in such Swap Financial Disclosure a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however that the foregoing shall not apply to any Damage caused by the negligence or any willful action of Depositor or any other party (other than Party A or any of its affiliates or any of their respective agents), including without limitation any failure to calculate the Significance Percentage according to the terms of this Agreement or to make any filing as and when required under Regulation AB.

(vi)

Depositor shall be an express third party beneficiary of this Agreement as if it were a party hereto to the extent of Depositor’s rights explicitly specified herein.

(vii)

In the event that Party A provides the information referred to above, such information shall be provided on the date that is the later of (i) five (5) Business Days after the Swap Disclosure Event or (ii) five (5) Business Days after the relevant Distribution Date for which the Trust Administrator will be required to file a Form 10-D.

For the purposes hereof:

“Calculation Methodology” means such method for determining maximum probable exposure of a derivative contract as mutually agreed to by Depositor and Party A.

“Swap Financial Disclosure” means the financial information specified in Item 1115 of Regulation AB relating to the applicable Significance Percentage.

 (bb)

Timing of Payments by Party B upon Early Termination.  Notwithstanding anything to the contrary in Section 6(d)(ii) of this Agreement, to the extent that all or a portion (in either case, the “Unfunded Amount”) of any amount that is calculated as being due in respect of any Early Termination Date under Section 6(e) of this Agreement from Party B to Party A will be paid by Party B from amounts other than any upfront payment paid to Party B by an Eligible Replacement that has entered a Replacement Transaction with Party B, then such Unfunded Amount shall be due on the next subsequent Distribution Date following the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii) of this Agreement, and on any subsequent Distribution Dates until paid in full (or if such Early Termination Date is the final Distribution Date, on such final Distribution Date); provided, however, that if the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii) of this Agreement is a Distribution Date, such payment will be payable on such Distribution Date.

[signatures follow]

The parties executing this Schedule have executed the Master Agreement and have agreed as to the contents of this Schedule.

UBS AG	WELLS FARGO BANK, N.A. ,
not individually, but solely as trustee on behalf of the Supplemental Interest Trust for the MASTR Adjustable Rate Mortgages Trust 2007-1, Mortgage Pass Through Certificates, Series 2007-1
By: /s/ Stephen A. Thatcher	By:/s/ Graham M. Oglesby
Name: Stephen A. Thatcher	Name: Graham M. Oglesby
Title: Director and Counsel Region Americas Legal Fixed Income Section	Title: Assistant Vice President
By:/s/ Raha Ramezani
Name: Raha Ramezani
Title: Director Region Americas Legal Fixed Income Section